                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        RiverSource Managers Series, Inc.
                        RiverSource Strategy Series, Inc.
                RiverSource Tax-Exempt Money Market Series, Inc.
                        Seligman Global Fund Series, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

Document Number: 274180            Version: 1

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

     ---------------------------------------------------------------------------

                              (COMPUTERSHARE LOGO)

            RIVERSOURCE/WO#20876: TOUCH-TONE TELEPHONE VOTING SCRIPT
                         EXPECTED MAIL DATE: 01/28/2010
                          MEETING DATE: MARCH 10, 2010
                   TEST CONTROL NUMBER (S): 876 XXXXX XXX XXX
                        TEST SECURITY CODE (S): 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card or meeting notice."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card or meeting notice

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE RIVERSOURCE AND SELIGMAN FUNDS."

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."
"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."


OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."
"To enter another vote, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."
"To enter another vote, press 1 now."
"To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."


OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"PROPOSAL 1:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

"PROPOSAL 2:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

"PROPOSAL 3:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

"PROPOSAL 4:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

"PROPOSAL 5:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

"PROPOSAL 6:   To vote FOR press 1.   To vote AGAINST press 9.   To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

Enter your 14 digit control number from the shaded box on your notice or card:
Enter your 8 digit security code from the unshaded box on your notice or card:

                                                                           Login

    Proxy/Voting Instruction Card                        Notice

  123 1234 1234 123     1234 1234       PLEASE USE THE 14 DIGIT CONTROL NUMBER &
                                        8 DIGIT SECURITY CODE LISTED IN THE
       (ARROW)           (ARROW)        BOXES BELOW WHEN REQUESTING MATERIAL VIA
                                        THE TELEPHONE &INTERNET.When you are
    Control Number    Security Code     ready to vote, you can use the same
                                        Control Number & Security Code to record
Note: Please sign exactly as your       your vote.
name(s) appear on this card. Joint
owners should each sign individually.       123 4567 8901 234     1234 5678
Corporate proxies should be signed
in full corporate name by an                     (ARROW)           (ARROW)
authorized officer. Fiduciaries
should give full titles.                      Control Number    Security Code


-------------------------------------
Signature


-------------------------------------
Signature of joint owner, if any

-------------------------------------
Date

        WARNING! This resource is provided for authorized users only. Any
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                    prohibited. Violators will be prosecuted.

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    Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

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

Computershare Proxy Direct - Place Your Vote                         Page 1 of 2

FUNDS

RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND
RIVERSOURCE PARTNERS SELECT VALUE FUND
RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND
RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND
RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND
SELIGMAN GLOBAL SMALLER COMPANIES FUND

                                                Mark All (ARROW)      Board Recommended
                                                Mark All (ARRROW)   For   Against   Abstain

Proposals

1  To approve an Agreement and Plan of Reorganization
   between RiverSource Partners Aggressive Growth Fund
   and RiverSource Mid Cap Growth Fund.                          FUND SPECIFIC VOTE
      RiverSource Partners Aggressive Growth Fund        [ ] For  [ ] Against  [ ] Abstain
2  To approve an Agreement and Plan of Reorganization
   between RiverSource Partners Select Value Fund and
   RiverSource Mid Cap Value Fund.                               FUND SPECIFIC VOTE
      RiverSource Partners Select Value Fund             [ ] For  [ ] Against  [ ] Abstain
3  To approve an Agreement and Plan of Reorganization
   between RiverSource Partners Small Cap Equity Fund
   and Seligman Smaller-Cap Value Fund.                          FUND SPECIFIC VOTE
      RiverSource Partners Small Cap Equity Fund         [ ] For  [ ] Against  [ ] Abstain
4  To approve an Agreement and Plan of Reorganization
   between RiverSource Partners Small Cap Growth Fund
   and Seligman Frontier Fund.                                   FUND SPECIFIC VOTE
      RiverSource Partners Small Cap Growth Fund         [ ] For  [ ] Against  [ ] Abstain
5  To approve an Agreement and Plan of Reorganization
   between Seligman Global Smaller Companies Fund and
   RiverSource Partners International Small Cap Fund.            FUND SPECIFIC VOTE
      Seligman Global Smaller Companies Fund             [ ] For  [ ] Against  [ ] Abstain
6  To approve an Agreement and Plan of Reorganization
   between RiverSource Tax- Exempt Money Market Fund
   and RiverSource Government Money Market Fund
   (formerly Seligman Cash Management Fund).                     FUND SPECIFIC VOTE
      RiverSource Tax-Exempt Money Market Fund           [ ] For  [ ] Against  [ ] Abstain

If you have questions regarding the voting process,      Cancel Vote & Exit    Submit Vote
please call (866)859-8682.

(C) 2010 - Computershare. All Rights Reserved.

Contact Us - Security - Privacy Policy - Help -


                                               MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

 ------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                               |
|        "Hello, I'm trying to reach <s/h name>. Is he/she available? MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE        |
|   REGARDING YOUR INVESTMENT IN THE <FUND NAME>. We sent you a proxy card to register your vote for the shareholder meeting    |
|       and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the        |
|                                                recommendations of your Board?"                                                |
|                                                                                                                               |
 ------------------------------------------------------------------------------------------------------------------------------
     ------                                                                      -------
    |  NO  |                                                                    |  YES  |
     ------                                                                      -------
        |                                                                           |
        |                                                                          \|/
        |                                   --------------------------------------------------------------------------------
        |                                  |                                                                                |
        |                                  |                          < Use Appropriate Rebuttal >                          |
        |                                  |                                                                                |
        |                                  |    WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH THE RECOMMENDATIONS OF   |
        |                                  |                                   YOUR BOARD?                                  |
        |                                  |                                                                                |
        |                                   --------------------------------------------------------------------------------
        |                                                  --------------------                --------------------
        |                             <-------------------| SHAREHOLDER AGREES |              |     SHAREHOLDER    |
        |                            |                    |      TO VOTE       |              |  DECLINES TO VOTE  |
        |                            |                     --------------------                --------------------
        |                            |                                                             |
        |                            |                                                             |
        |                            |                                                             |
       \|/                          \|/                                                            |
 ---------------------------------------------                                                     |
|                                             |                                                    |
|    I AM RECORDING YOUR < > VOTE AND WILL    |                                                    |
|     SEND YOU A PRINTED CONFIRMATION TO      |                                                    |
|    (ADDRESS). FOR CONFIRMATION PURPOSES,    |                                                    |
|   MAY I HAVE THE CITY, STATE AND ZIP CODE   |                                                    |
|   THAT WE'LL BE MAILING YOUR CONFIRMATION   |                                                    |
|                     TO?                     |                                                    |
|                                             |                                                    |
 ---------------------------------------------                                                     |
                       |                                                                           |
                       |                                                                          \|/
                       |                                   -------------------------------------------------------------------
                       |                                  |                                                                    |
                       |                                  |    I would like to leave you with our toll free number, do you     |
                      \|/                                 |        have a pen and paper handy? If you could take a brief       |
 -----------------------------------------------------    |     moment, to quickly vote your shares over the phone, please     |
|                                                     |   |                      call <Inbound Toll Free>.                     |
|        Thank you for your time and your vote        |   |     Your participation would be greatly appreciated. Thank you     |
|        Mr./Mrs. ________ have a good ___!           |   |               for your time. Have a good day/evening.              |
|                                                     |   |                                                                    |
 -----------------------------------------------------     -------------------------------------------------------------------

                              MUTUAL FUND REBUTTALS

             SH STATES ......                                                      RESPONSE
------------------------------------------   -----------------------------------------------------------------------------------
                                             I understand Mr./Mrs. Is your wife/husband available to speak with me?

"MY SPOUSE TAKES CARE OF IT."                (IF WIFE/HUSBAND IS UNAVAILABLE)

                                             CSR: " Mr./ Mrs. Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time."

"I DON'T KNOW HOW TO VOTE ... "              Your board of directors have reviewed ( each / the ) proposal and believe the proposals are in the best interest of the fund and its shareholders. Your
                                             Board is recommending shareholders <vote recommended by Board> the proposal(s).
                                             Would you have any objections to voting along with the recommendations of your
                                             Board?

"I DON'T KNOW THE PROPOSALS..."              I would be happy to review the proposals with you. (read briefly paragraph if shareholder wants the proposals reviewed at this point).

"MY BROKER OR FINANCIAL ADVISOR TAKES        I understand that your Broker or Financial Advisor may help you choose the
CARE OF IT "                                 funds, however certain proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker or Financial Advisor. I can go over the proposals quickly for you now if you wish.

"I DON'T HAVE THE TIME RIGHT NOW ..."        I understand Mr. / Mrs. / Miss ..........., however, your vote is very important.
                                             Voting now will only take a brief moment of your time. Would you have any objections to voting along with the recommendations of your Board?

"I DON'T HAVE ENOUGH SHARES TO VOTE ....."   Mr. / Mrs. / Miss. ... every vote is important to the fund and helps bring the fund a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you have any objections to voting along with the recommendations of your Board?

"I SOLD MY SHARES / I NO LONGER OWN          I understand, however you were a shareholder as of the record date and
SHARES IN THAT FUND"                         therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you have any objections to voting along with the recommendations of your Board?


Mutual Fund Rebuttals          Revised Mar 1 / 06                     p. 1 of  3

             SH STATES ......                                                      RESPONSE
------------------------------------------   -----------------------------------------------------------------------------------
"I'VE ALREADY MAILED IN MY PROXY"            1.   If the shareholder's vote shows as `Tabulator Received' or as Voted in
                                                  Proxy 01, then simply thank them for voting and disposition as HAS.

                                             2.   If the shareholder's vote does not yet show in Proxy 01 then continue ......
                                                  "Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded."

                                                  If s/h says "Yes", then continue by asking for the vote as per the script:

                                             "Your Board of Directors is recommending shareholders vote < Vote recommended>
                                             the proposals. Would you have any objections to voting along with the recommendations of your Board?"

"THE MEETING DATE IS SO FAR AWAY, THERE      I understand. We were calling today because your Board would like to hear from
IS PLENTY OF TIME - I'LL VOTE LATER"         all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster.

                                             Your Board of Directors has reviewed the proposal(s) and is recommending that shareholders vote < vote recommended by Board > because they believe the proposal(s) are in the best interest of the Fund and its shareholders.

                                             Would you like to vote along with the recommendations of your Board?

AFTER ASKING 'WOULD YOU HAVE ANY             Do NOT at this point ask 'Do you want to vote against or simply not vote?'.
OBJECTIONS TO VOTING ALONG WITH THE
RECOMMENDATIONS OF YOUR BOARD?'                                               RESPOND AS BELOW:

- IF THE SHAREHOLDER SIMPLY SAYS `YES'.      Your Board of Directors has reviewed each proposal and is recommending that shareholders vote FOR the proposal(s) because they believe the proposals are in the best interest of the Fund and its shareholders. Would you like to vote along with the recommendations of your Board?


Mutual Fund Rebuttals          Revised Mar 1 / 06                     p. 2 of  3

             SH STATES ......                                                      RESPONSE
------------------------------------------   -----------------------------------------------------------------------------------
"WHY ARE YOU CALLING ME?"  # 1               <Fund name> has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven't received it back, so we're calling to encourage you to vote your shares.  Mr. / Mrs. /
                                             Miss ... Would you have any objections to voting along with the recommendations of your Board?

"WHY ARE YOU CALLING ME?"   # 2 (to use      Your Board would like to hear from all shareholders on this matter and your
if the first answer does not satisfy the     Fund has asked us to call to offer you the convenience of voting over the
shareholder).                                phone. This makes your voting process much easier and faster.  Mr. / Mrs. /
                                             Miss ... Would you have any objections to voting along with the recommendations of your Board?

"I DON'T WANT TO VOTE"                       Mr. / Mrs. / Miss. .... Your vote is very important to the fund. Your board needs
           OR                                a certain percentage of votes before the meeting can be held. Would you have
 "I NEVER VOTE ..."                          any objections to voting along with the recommendations of your Board?

"I DON'T ACCEPT THESE TYPES OF CALLS."       I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I did want to let you know that this call is in regards to your current investment in the < Fund name > and we are simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote?

"HOW MANY VOTES DO YOU STILL NEED?"          I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendations of your Board?

"IS THERE STRONG OPPOSITION TO THE           Not to my knowledge. We are just calling because not enough votes have been
BOARD'S RECOMMENDATION?                      received to hold the meeting and so we are calling to ask if you'd like to vote along with the recommendations of your Board?

"I'VE NEVER RECEIVED A CALL LIKE THIS        I see. This has become a standard in the industry, and the proxy statement that
BEFORE"                                      was sent to you, mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. Your Board is recommending shareholders vote in favor for the proposals. Would you have any objections to voting along with the recommendations of your Board?


Mutual Fund Rebuttals          Revised Mar 1 / 06                     p. 3 of  3

FUND MERGERS -- shareholders of six retail funds are being asked to consider the merger of their fund into existing RiverSource(R) and Seligman(R) funds (listed as Merger Acquiring Fund in the table below).

     - FIVE SUBADVISED FUND MERGERS: Integrating additional talent to an already strong stable of fund managers was one of the key benefits from our acquisition of J. & W. Seligman & Co. The influx of talent combined with improved performance across several RiverSource investment teams gives us an opportunity to propose mergers from five current subadvised funds, listed in the table below, into other RiverSource, Seligman and RiverSource Partners funds.

          Additionally, assets in these subadvised funds continue to shrink and sales have decreased to the point they may no longer continue to be commercially viable. If the recommended proposals pass, the current lineup of 13 subadvised funds will be consolidated into eight.

     - ONE MONEY MARKET FUND MERGER: The sixth proposed change is to merge RiverSource Tax-Exempt Money Market Fund into the RiverSource Government Money Market Fund (formerly Seligman Cash Management Fund). There are several business reasons for the proposed merger including:

               - The supply of tax-exempt money market instruments has declined, along with yields. Currently, no material difference exists between the tax equivalent yields on tax-exempt and taxable money market funds.

               - The target fund is small and, unless money market rates change significantly, is likely to continue experiencing net outflows, further reducing assets and increasing expenses.

                              PROPOSED FUND MERGERS

             MERGER TARGET FUND                             MERGER ACQUIRING FUND
-------------------------------------------   -------------------------------------------------
RiverSource Partners Aggressive Growth Fund   RiverSource Mid Cap Growth Fund
RiverSource Partners Select Value Fund        RiverSource Mid Cap Value Fund
RiverSource Partners Small Cap Growth Fund    Seligman Frontier Fund
RiverSource Partners Small Cap Equity Fund    Seligman Smaller-Cap Value Fund
Seligman Global Smaller Companies Fund        RiverSource Partners International Small Cap Fund
RiverSource Tax-Exempt Money Market Fund      RiverSource Government Money Market Fund

The proposed changes within the proxy mailing will be implemented pending final shareholder approval.

Our overall goal is to provide opportunities for improved returns for shareholders; to strengthen and streamline our fund family by merging under-performing, obsolete or redundant funds into stronger, better-performing funds; and to realize greater cost efficiency and economies of scale.

PROXY SUMMARIES

     - FUND BOARD APPROVAL: The RiverSource Fund Board approved the filing of proxy statements with the SEC seeking shareholder approval for the fund mergers at a meeting on Nov. 12

     - FILING WITH SEC: We have filed the necessary proxy statement with the SEC.

     - PROXY MAILING TO SHAREHOLDERS: Following SEC review, we will mail proxy materials to shareholders who owned shares as of the official record date -- Jan. 15, 2010. Final copies of the proxy statements are expected to be available shortly after the official record date and shortly before the mailing of proxy materials to clients begins on or about Jan. 28, 2010.

     - SHAREHOLDER MEETING: Shareholders will consider the proxy proposals at a shareholder meeting expected to be held in the first quarter of 2010.

     - ADVISOR COMMUNICATIONS: As we approach critical dates related to the proxy, we will provide further updates on the AdvisorCompass site, if needed.

     - PROSPECTUS SUPPLEMENTS FOR MERGER PROPOSALS: Although proxy materials will not be mailed to shareholders for several weeks, investors who visit riversource.com or seligman.com, or make new or subsequent purchases in the impacted funds, may receive a prospectus supplement that contains information on the proposals. For RiverSource Partners Small Cap Growth Fund, RiverSource Partners Small Cap Equity Fund and Seligman Global Smaller Companies Fund, the information has been updated in the prospectus itself, and not in supplements.

This overview should provide you the basic information you need to answer any general questions you may receive from clients who are shareholders of the funds that are affected by the proposed changes.

CONTACT

If you have any questions about the proxy voting or upcoming mergers, contact Sales Consulting at 1 (888) 671-3237, your advisor number, Option 4.

RIVERSOURCE FUNDS BRIEFLY                     INBOUND TOLL FREE #:1-866-859-8682

                           RIVERSOURCE FAMILY OF FUNDS
                       (See Appendix A for List of Funds)

MEETING DATE:  Wednesday, March 10, 2010 @ 2:00 p.m. (CST)

MEETING PLACE: The Marquette Hotel, in the Minnesota River Room on the Third
               Floor.
               710 Marquette Avenue
               Minneapolis, Minnesota 55402

RECORD DATE:   January 15, 2010

MAIL DATE:     On or about January 28, 2010

LED DISPLAY: "RiverSource" / PROXY01 DATABASE NAME: "RiverSource Mergers
3.10.10"

PLEASE NOTE: Our name and toll-free number ARE printed in the proxy statement. We are referred to as --- "Computershare Fund Services".

                                    BRIEFLY 1

                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                    RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND

At this special meeting shareholders are being asked to approve an Agreement and
 Plan of Reorganization. The Board recommends a vote in favor of the proposal.
             Would you have any objections to voting along with the
                         recommendation of your Board?

                                    BRIEFLY 2

                          ALL OTHER FUNDS - INFO AGENT

At this special meeting shareholders are being asked to approve an Agreement and
  Plan of Reorganization. The Board recommends a vote in favor of the proposal.
          Please vote via touch tone, internet or mail, following the instructions on your proxy voting card.

                         ******************************

     OUR ROLE IS TO ACT AS INFORMATION AGENTS ONLY. OUR RESPONSIBILITIES ARE TO PROVIDE ASSISTANCE AND

                       INFORMATION TO SHAREHOLDERS AS TO:

-    Date and time of the meeting

-    Details of the proposals to be voted on at the meeting

-    Information regarding the Board's recommendations

- Provide details on how the Shareholders can vote their proxy (in person, by mail or following other methods provided on the proxy card)

                         ******************************

THE SPECIAL MEETING IS BEING HELD FOR THE FOLLOWING PURPOSE:

1. To approve an Agreement and Plan of Reorganization of one or more funds in the RiverSource Family of Funds into a corresponding fund in the RiverSource Family of Funds.

                      TO APPROVE A PROPOSED REORGANIZATION

THE FOLLOWING CHART OUTLINES THE STRUCTURE OF THE REORGANIZATIONS:

                SELLING FUND                                     BUYING FUND
-------------------------------------------   -------------------------------------------------
RiverSource Partners Aggressive Growth Fund            RiverSource Mid Cap Growth Fund
   RiverSource Partners Select Value Fund              RiverSource Mid Cap Value Fund
RiverSource Partners Small Cap Equity Fund              Seligman Smaller-Cap Value Fund
 RiverSource Partners Small Cap Growth Fund                Seligman Frontier Fund
  SELIGMAN GLOBAL SMALLER COMPANIES FUND*     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
  RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND*       RIVERSOURCE GOVERNMENT MONEY MARKET FUND
                                                  (FORMERLY SELIGMAN CASH MANAGEMENT FUND)

* AGENT NOTE: The Proxy Statement lists the Plan of Reorganization for each fund as individual proposals. RiverSource Tax-Exempt Money Market Fund and Seligman Global Smaller Companies Fund are the only funds with data loaded in Proxy01 and are listed as proposals 5 and 6 in Proxy01.

Q1. WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to approve an Agreement and Plan of Reorganization of their fund into a corresponding fund in the RiverSource Family of Funds.

Q2. WHY ARE THE REORGANIZATIONS BEING PROPOSED/WHAT ARE THE BENEFITS?

The Reorganization of your Fund into the corresponding Fund would generally result in A LARGER COMBINED FUND WITH THE SAME OR SIMILAR INVESTMENT OBJECTIVES, principal investment strategies and investment policies, which will allow for more focused distribution, POTENTIALLY INCREASING SALES OF AND ECONOMIES OF SCALE in the combined fund. Additionally, following the Reorganization, for nearly all classes of shares of the combined fund, NET EXPENSES WILL BE THE SAME OR LOWER THAN THEY WOULD HAVE BEEN FOR YOUR FUND.

Q3. WHAT WILL I RECEIVE IF THIS REORGANIZATION IS APPROVED?

If the Reorganization of your Fund is approved by shareholders the shares of your Fund will be converted into the same class of shares of the corresponding Fund with the same total net asset value as your Fund shares at the time of the Reorganization.

Agent note: The single class of shares of RiverSource Tax-Exempt Money Market Fund is referred to as

Class A shares.

Q4. WHAT ARE THE FEES AND EXPENSES ASSOCIATED WITH THE REORGANIZATION?

For nearly all classes of shares of the combined fund, the net expenses will be the same or lower than they would have been for your Fund.

Agent Note: Please refer shareholders to the section entitled "Fees and Expenses of the Fund" on page 9 of the proxy statement.

Q5. HOW DOES MY FUND COMPARE TO THE CORRESPONDING FUND?

INVESTMENT                 BOTH FUNDS HAVE THE SAME OR SIMILAR INVESTMENT OBJECTIVES.
OBJECTIVE/POLICIES:
                           ADDITIONAL, IF REQUIRED:

                           FOR RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND : Both Funds seek growth of capital.

                           FOR RIVERSOURCE PARTNERS SELECT VALUE FUND : Both Funds seek to provide shareholders with long-term growth of capital.

                           FOR RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND : Both Funds seek long-term capital appreciation.

                           FOR RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND : Both Funds seek growth of capital.

                           FOR SELIGMAN GLOBAL SMALLER COMPANIES FUND: Both Funds seek growth of capital.

                           FOR RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND : Both Funds are money market funds that seek to provide current income and liquidity while seeking to maintain a stable net asset value of $1.00 per share. The
                           Selling Fund, however, differs from the Buying Fund in that the
                           Selling Fund seeks to provide current income exempt from federal income tax.

INVESTMENT                 FOR SELIGMAN GLOBAL SMALLER COMPANIES FUND: Both Fund have RiverSource
ADVISER/SUBADVISER:        Investments as an investment manager; however, the Selling Fund is subadvised by Wellington Management Company, LLP and the Buying Fund
                           is subadvised by Batterymarch Financial Management, Inc. and Columbia
                           Wanger Asset Management, L.P.

                           FOR ALL OTHER FUNDS : Both Funds have RiverSource Investments as an investment manager

PURCHASE, REDEMPTION AND   Both Funds have the same policies for buying and selling shares and
SALE PROCEDURES:           the same exchange rights.

DIVIDENDS:                 Both Funds have the same distribution policies.

Q6. WHO WILL PAY FOR THIS REORGANIZATION?

The cost of this Reorganization will be paid for by the investment manager and its affiliates.

Q7. IF APPROVED WILL I HAVE TO PAY ANY SALES CHARGES OR OTHER FEES?

NEITHER YOUR FUND NOR ITS SHAREHOLDERS WILL PAY A SALES CHARGE IN CONNECTION WITH THE REORGANIZATION.

Q8. ARE THE REORGANIZATIONS CONTINGENT UPON ONE ANOTHER?

The approval of the Reorganization of your Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

Q9. WHAT ARE THE TAX CONSEQUENCES FOR THIS REORGANIZATION?

EACH REORGANIZATION IS EXPECTED TO BE TAX-FREE FOR FEDERAL INCOME TAX PURPOSES. Shareholders should consult their tax advisors regarding the effect if any, of the Reorganization in light of their individual circumstances.

Q10. IF APPROVED, WHEN WILL THIS REORGANIZATION OCCUR?

The Reorganization will take place as soon as possible following shareholder approval, and is expected to close BEFORE THE END OF THE SECOND QUARTER OF 2010

       THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

                            APPENDIX A- LIST OF FUNDS

RiverSource Partners Aggressive Growth Fund
RiverSource Partners Select Value Fund
RiverSource Partners Small Cap Equity Fund
RiverSource Partners Small Cap Growth Fund
Seligman Global Smaller Companies Fund
RiverSource Tax-Exempt Money Market Fund